Exhibit 99.1

Comerica Incorporated Lehman Brothers Global Financial Services Conference September 2008 Ralph Babb Chairman and Chief Executive Officer

2 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information know n to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of these and other factors that may cause actual results to differ from expectations, please refer to Comerica’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

3 Comerica: A Brief Overview Among the top 20 bank holding companies in the U.S. Largest headquartered bank in Texas $66 billion in assets at June 30, 2008 Founded over 150 years ago Major markets include: Continued investments in growth markets Solid capital position • California • Arizona Corporate Overview • Florida • Michigan • Texas

4 Texas $7.8B 15% Western $16.9B 32% Midwest $19.3B 37% Florida $1.9B 4% Int'l $2.3B 4% Other Markets $4.2B 8% Texas $6.6B 13% Western $16.7B 34% Midwest $18.8B 38% Florida $1.6B 3% Int'l $2.1B 4% Other Markets $4.0B 8% Achieving Geographic Loan Diversification 2Q08: $52.4 billion 2Q07: $49.8 billion Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 5% Corporate Overview

5 Global Corp Banking $6.3B 12% Commercial Real Estate $7.1B 14% Middle Market $16.9B 32% Nat'l Dealer Services $5.2B 10% Specialty Businesses* $6.0B 11% Personal Banking $2.1B 4% Small Business Banking $4.3B 8% Private Banking $4.5B 9% Private Banking $3.9B 8% Small Business Banking $4.0B 8% Personal Banking $2.1B 4% Specialty Businesses* $6.3B 13% Nat'l Dealer Services $5.3B 11% Middle Market $16.1B 32% Commercial Real Estate $6.7B 13% Global Corp Banking $5.4B 11% Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 5% * Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing, and Technology and Life Sciences 2Q08: $52.4 billion 2Q07: $49.8 billion Corporate Overview

6 Relationships are Built on Service #1 in customer contact center service • First Half 2008 O’Connor & Associates survey • Effectiveness of in-bound sales agents #1 largest issuer of pre-paid commercial cards • Awarded Social Security pre-paid issuer program #1 in serving small businesses • 2007 Greenwich Associates’ top national award for excellence in serving small businesses 94% in banking center customer satisfaction • Over 40,000 interviews annually Corporate Overview

7 Building Deeper Relationships New and enhanced products: EZ Perks Debit Card Reward Program Comerica Health Reserve Comerica Mortgage offerings Partnership with U.S. Commercial Service to promote U.S. exports Corporate Overview Cross-Selling increases customer loyalty and the return on the relationship

8 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Quarter Average Strong Loan Growth in Texas CAG R: 1 7 % Second Quarter 2008 Average Loan Growth of 8%* $ in millions; CAGR: Compound Annual Growth Rate * Excludes Financial Services Division loans; analysis of 2Q08 compared to 1Q08 annualized Appendix

9 Second Quarter Credit Quality Stable net charge-offs (second quarter vs. first quarter 2008) Nonperforming assets very manageable Nonaccrual loans have been appropriately charged down Allowance to loan ratio increased in second quarter as we continue to provide in excess of net charge-offs Credit quality concerns focused on CA residential real estate Credit

10 Stable Credit Quality 4Q07 1Q08 2Q08 Net credit-related* charge-offs to average total loans • Excluding CRE Line of Business Total net credit-related charge-offs 0.50% 0.25% $64MM 0.85% 0.31% $110MM 0.86% 0.35% $113MM * Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate; MM: million Credit Second quarter net credit-related charge-offs were consistent with full year outlook Outlook is for continued stability in net charge offs

11 Manageable Nonperformer Levels 4Q07 1Q08 2Q08 Watch list loans 6.8% 8.8% 9.3% Nonperforming assets to total loans and foreclosed property • Excluding CRE Line of Business 0.83% 0.43% 1.07% 0.39% 1.44% 0.61% Allowance for loan losses to total loans 1.10% 1.16% 1.28% Credit Expect allowance to loan loss ratio to increase for the remainder of 2008 as we provide in excess of net charge-offs Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans CRE: Commercial Real Estate

12 Other Business Lines $35MM 5% Global Corp Banking $38MM 5% Small Business Banking $56MM 8% Middle Market $119MM 16% Commercial Real Estate $482MM 66% Granular Nonaccrual Loans June 30, 2008: $730 million By Line of Business Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Average write-down to nonaccrual loans: 28% Avg. write-down plus reserve of Western Residential Real Estate developer watch list loans: 40% Granularity of commercial nonaccrual loans: Outstanding # of Relationships Under $5MM $255 364 $5–$10MM 172 25 $10–$25MM 243 17 Over $25MM 60 2 Total $730 408 Credit

13 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% UB USB PNC *MTB BBT CMA KEY RF ZION HBAN MI STI FITB NCC Total Comerica: 1.44% Comerica Non-CRE: 0.61% Peer Group Average: 1.72% Nonperforming Assets to Total Loans and Foreclosed Property At June 30, 2008 Source: Company reports; CRE: Commercial Real Estate * Nonperforming Loans to Total Loans Nonperforming Assets Comparison Credit

14 CRE Line of Business $72MM Consumer* $4MM Commercial* $36MM CRE Line of Business $75MM Consumer* $6MM Commercial* $29MM Net Loan Charge-offs by Loan Type 2Q08: $112 million 1Q08: $110 million Credit $ in millions * Commercial includes commercial loans, lease financing, international and owner-occupied commercial real estate; Consumer includes residential mortgage and consumer loans

15 Western $56MM Midwest $12MM Florida $3MM Other Markets $1MM Texas $2MM Western $58MM Midwest $14MM Florida $1MM Commercial Real Estate Line of Business Net Loan Charge-offs 2Q08: $72 million 1Q08: $75 million $ in millions Credit

16 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% UB PNC HBAN ZION BBT MTB CMA RF USB STI FITB NCC KEY MI Total Comerica: 0.86% Comerica Non-CRE: 0.35% Peer Group Average: 1.30% Second Quarter 2008 Net Loan Charge-offs to Average Total Loans Source: Company reports; CRE: Commercial Real Estate Net Loan Charge-off Comparison Credit

17 Western Market Commercial Real Estate Line of Business Smaller local developers Approx. 150 projects 85% watch list** 38% of total nonaccrual loans ($277 million) Avg. write-down plus reserve of watch list loans: 40% June 30, 2008: $2.5 billion June 30, 2008 balances in $billions * RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV **Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Local RRE* $0.7B Western Market Local Residential Real Estate Developer Portfolio: Credit National RRE Developers $0.8B Other CRE Businesses $1.0B

18 Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans ($8 million) Second quarter net loan charge-offs of $4 million, down from $6 million in first quarter 2Q08: $4.5 billion 2Q08 averages in $billions (1) Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The “other” category primarily includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans – Home Equity $1.7B 37% Consumer Loans – Other (2) $0.9B 20% Residential Mortgage Loans (1) $1.9B 43% Credit

19 Automotive Manufacturer Exposure Declining 12/05 12/06 12/07 5/08 Exposure: Dealer $ 6.6 $ 7.4 $ 7.3 $ 7.2 Other Automotive: - Domestic Ownership $ 3.3 $ 2.9 $ 2.6 $ 2.4 - Foreign Ownership 1.5 1.3 1.1 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.7 $ 3.5 Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 $ 5.3 Other Automotive: - Domestic Ownership $ 2.0 $ 1.7 $ 1.4 $ 1.3 - Foreign Ownership 0.7 0.5 0.4 0.4 Total Other Automotive $ 2.7 $ 2.2 $ 1.8 $ 1.7 $20 $17 $16 $16 $13 $0 $10 $20 $30 Millions 2Q07 3Q07 4Q07 1Q08 2Q08 Other Automotive Nonaccrual Loans ($6) ($0) ($0) $0 ($0) ($10) ($5) $0 $5 $10 Millions 2Q07 3Q07 4Q07 1Q08 2Q08 Other Automotive Net Credit-related Charge-offs (Recoveries) Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Credit

20 Franchise Distribution* Toyota / Lexus 22% Honda / Acura 19% Ford 12% General Motors 7% Mercedes 7% Nissan / Infinity 6% Other European 6% Chrysler 5% Other Asian 5% Other** 11% 2Q08 Average Loans Outstanding: $5.2 billion Midwest $0.8B 16% Western $3.3B 62% Texas $0.3B 6% Florida $0.5B 9% Geographic Dispersion * Franchise distribution based on June 30, 2008 period-end outstandings ** “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.3B 7% Credit

21 Solid Capital Position Capital ratios improved in the second quarter Quality of capital is strong Optimizing capital usage Expect capital ratios to continue to strengthen Capital

22 Solid Capital Position *Tier 1 Capital Ratio = Tier 1 Capital / Risk-adjusted Assets; Improved Tier 1 Capital Ratio* of 7.45% as of 6/30/08 • Within target range of 7.25-8.25% • Well in excess of regulatory “well-capitalized” minimum of 6% Tangible Common Equity Ratio of 7.47% Have not had issues that resulted in capital calls at other banks • Stable outlook for net charge-offs • No off-balance sheet assets that have had to be absorbed • No asset-backed commercial paper or SIVs created by Comerica • Minimal consumer loans Substantial capacity to raise non-dilutive capital Capital

23 Solid Capital Structure Comerica Peer Group* Tier 1 Capital Composition at 6/30/08 Common Equity 91% Common Equity 72% Preferred 9% Preferred 28% *Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Capital

24 Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae securities No preferred, unsecured or subordinated Freddie Mac or Fannie Mae debt Average life of 3.8 years Assists in managing interest rate risk and providing liquidity $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 2Q07 3Q07 4Q07 1Q08 2Q08 6.50% 8.00% 9.50% 11.00% 12.50% 14.00% Average Investment Securities Available-for-Sale % of Average Earning Assets Capital

25 Optimizing Capital Usage Strengthening Capital Ratios Loan portfolio rationalization • $2-3 billion reduction in outstandings targeted (June 2008 vs. June 2009) • Appropriate credit standards, loan pricing and return hurdles • SNCs* to include ancillary services at loan inception • Potential sales of selected Residential Real Estate Development loans Expense control • Slow Banking Center expansion in 2008 and 2009; now expect to open 29 Banking Centers in 2008 • Reduce line and support headcount in conjunction with loan portfolio rationalization • Office consolidation: lowering occupancy costs and achieving efficiencies Capital *SNCs: Shared National Credits

26 A Leaner, More Efficient Company $48 $51 $54 $57 $60 $63 $66 $69 2003 2004 2005 2006 2007 1Q08 2Q08 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees Reducing Headcount While Executing Growth Strategy Headcount Average Assets Expense Control Average assets in $billions; actual headcount (FTE: Full Time Equivalent) data

27 Poised for the Future Investment Rationale Believe that net interest margin has bottomed and expect margin expansion in 2009 • Loan pricing environment improving • Expect Federal Reserve rate increases next year Striving to optimize total customer relationship income Continued focus on expense control Credit issues are manageable Strengthening capital ratios

Questions and Answers Ralph Babb Chairman and CEO Beth Acton Chief Financial Officer Dale Greene Chief Credit Officer Darlene Persons Director of Investor Relations

29 Appendix

30 Lines of Businesses: At a Glance Retail Bank Wealth & Institutional Management Business Bank 416 banking centers* 718,000 Personal Banking customers* 96,000 Small Business customers* Call centers, ATMs, Web Banking Trust services Private Banking Investment management Brokerage and Insurance Lending & Leasing Treasury Management International Trade Services 39% of avg. total deposits in 2Q08 Plan to open about 29 new banking centers in 2008, all in high growth markets Not a mass market retail bank Target small businesses, middle market, business owners and the affluent Focus on solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains #9 among bank holding companies with the most commercial and industrial loans** Middle Market represents 32% of avg. total loans in 2Q08 Loan growth momentum in Texas market Sound credit standards Sophisticated credit management tools Competitive advantage: Relationship Banking National Platforms * At June 30, 2008 ** Source: American Banker; US bank and thrift holding companies Largest Portfolios of Commercial and Industrial Loans as of December 31, 2007 Appendix

31 Business Segment Contribution to Net Income YTD 6/08 % YTD 6/07 % Business Bank $118 60% $286 70% Retail Bank 47 23 84 21 Wealth & Institutional Management 34 17 37 9 199 100% 407 100% Finance (8) (23) Other* (26) 2 TOTAL $165 $386 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division Appendix

32 Market Segment Contribution to Net Income YTD 6/08 % YTD 6/07 % Midwest $139 70% $155 38% Western (30) (15) 138 34 Texas 36 18 44 11 Florida (5) (3) 5 1 Other Markets 41 21 41 10 International 18 9 24 6 199 100% 407 100% Finance and Other* (34) (21) TOTAL $165 $386 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets Appendix

33 Financial Results $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation 2Q08 1Q08 2Q07 Net Income $56 $109 $196 Diluted EPS from continuing operations $0.37 * $0.73 $1.25 Return on equity from continuing operations 4.26% 8.51% 15.44% Net interest income $442 * $476 $509 Net interest margin 2.91% * 3.22% 3.76% Provision for loan losses $170 $159 $36 Noninterest income $242 $237 $225 Noninterest expenses $423 $403 $411 Tier 1 capital ratio 7.45% 7.40% 7.87% * Second quarter 2008 earnings per share were impacted by non-cash tax-related lease charges of $0.21 (pre-tax net interest income of $30 million or $0.13 per share and an after-tax provision for income taxes of $13 million or $0.08 per share); excluding these charges the net interest margin w would have been 3.10% Appendix

34 Second Quarter 2008 Results *Excludes Financial Services Division; Analysis of 2Q08 compared to 1Q08 **CRE: Commercial Real Estate Annualized average loan growth of 4% Texas: 8% Midwest: 5% Western: 1% Annualized noninterest-bearing deposit growth of 4%* Net interest margin of 2.91%, or 3.10% excluding a tax-related non-cash charge to income on certain structured lease transactions Credit quality • Allowance for loan losses to total loans increased to 1.28% • Credit quality concerns focused on CA residential real estate • Net credit-related charge-offs as a percentage of average total loans of 86 bps, or 35 bps excluding CRE** Line of Business Improved capital position Appendix

35 Second Quarter 2008 Net Interest Income Net interest income of $442 million • Growth in average loans and investment securities • Includes tax-related non-cash charge to lease income of $30 million Net interest margin of 3.10%, excluding the 19 basis point impact from the tax-related charge to lease income • Consistent with outlook • Reduced contribution from noninterest-bearing deposits in a lower rate environment • Average loan growth outpacing deposit growth • Average investment securities portfolio increased Appendix

36 Second Quarter 2008 Noninterest Income Growth in fee income*: • Commercial lending fees • Letter of credit fees • Foreign exchange income • Card fees Net securities gains: • $14 million from sale of MasterCard shares (2Q08) • $21 million from sale of Visa shares (1Q08) $150 $175 $200 $225 $250 2Q07 3Q07 4Q07 1Q08 2Q08 *2Q08 vs. 1Q08 $ in millions Appendix

37 Loans By Geographic Markets 2Q08 1Q08 Q – Q% Chg 2Q07 Y – Y% Chg Midwest $19.3 $19.0 1% $18.8 3% Western 16.9 16.9 0% 16.7 1% Texas 7.8 7.7 2% 6.6 19% Florida 1.9 1.9 -1% 1.6 12% Other Markets 4.2 4.2 2% 4.0 4% International 2.3 2.2 4% 2.1 9% TOTAL $52.4 $51.9 1% $49.8 5% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Appendix

38 Diverse Line of Business Loan Growth 2Q08 1Q08 Q – Q% Change 2Q07 Y – Y% Change Middle Market $16.9 $16.7 2% $16.1 5% Commercial Real Estate 7.1 7.0 2% 6.7 7% Global Corporate Banking 6.3 6.1 3% 5.4 17% National Dealer Services 5.2 5.2 0% 5.3 -3% Specialty Businesses* 6.0 6.3 -5% 6.3 -5% SUBTOTAL – BUSINESS BANK $41.5 $41.3 1% $39.8 4% Small Business Banking 4.3 4.2 1% 4.0 6% Personal Banking 2.1 2.1 2% 2.1 0% SUBTOTAL – RETAIL BANK $6.4 $6.3 1% $6.1 4% Private Banking 4.5 4.3 4% 3.9 17% SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $4.5 $4.3 4% $3.9 17% TOTAL $52.4 $51.9 1% $49.8 5% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

39 Second Quarter 2008 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $8.3 $5.2 $2.0 $0.2 $1.2 $-- $16.9 Commercial Real Estate 1.3 2.7 1.2 0.5 1.4 -- 7.1 Global Corporate Banking 1.8 1.1 0.3 0.1 0.7 2.3 6.3 National Dealer Services 0.8 3.3 0.3 0.5 0.3 -- 5.2 Specialty Businesses* 1.2 2.1 2.2 0.0 0.5 -- 6.0 SUBTOTAL – BUSINESS BANK $13.4 $14.4 $6.0 $1.3 $4.1 $2.3 $41.5 Small Business Banking 2.2 1.0 1.1 -- -- -- 4.3 Personal Banking 1.7 0.1 0.2 -- 0.1 -- 2.1 SUBTOTAL – RETAIL BANK $3.9 $1.1 $1.3 $-- $0.1 $-- $6.4 Private Banking 2.0 1.4 0.5 0.6 -- -- 4.5 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $2.0 $1.4 $0.5 $0.6 $-- $-- $4.5 TOTAL $19.3 $16.9 $7.8 $1.9 $4.2 $2.3 $52.4 $ in billions; geography based on office of origination. * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

40 Texas $3MM Western $58MM Midwest $42MM Florida $8MM Other Markets $1MM Texas $5MM Western $66MM Midwest $28MM Florida $10MM International $1MM Net Loan Charge-offs by Geography 2Q08: $112 million 1Q08: $110 million $ in millions Appendix

41 Home Equity Portfolio 77% home equity lines and 23% home equity loans Avg. FICO score of 748 at origination* 83% have CLTV = 80%* Average loan vintage is 3.48 years* Geographic Breakdown Midwest 71% Texas 10% Western 16% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 2Q08 averages Geography based on office of origination CLTV: Combined loan to value 2Q08: $1.6 billion Florida 2% Appendix Other Markets 1%

42 Land Carry $0.8B 14% Land Development $0.6B 11% Single Family $1.4B 25% Retail $0.9B 16% Multi-family $0.7B 13% Commercial $0.3B 5% Office $0.5B 8% Multi-use $0.4B 8% Texas $1.1B 19% Michigan $0.8B 15% Western $2.5B 44% Florida $0.6B 11% Other Markets $0.6B 11% Commercial Real Estate Line of Business June 30, 2008 Loan Outstandings: $5.6 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property * Excludes $1.5B in Commercial Real Estate line of business loans not secured by real estate Appendix

43 Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Residential: Single Family $0.8 $0.1 $0.2 $0.2 $0.1 $1.4 Land Development 0.3 0.1 0.2 0.0 0.0 0.6 Land Carry 0.0 -- -- -- -- 0.0 Subtotal $1.1 $0.2 $0.4 $0.2 $0.1 $2.0 Other CRE: Retail 0.2 0.1 0.2 0.1 0.1 0.7 Multi-family 0.1 0.0 0.2 0.1 0.1 0.5 Multi-use 0.2 0.1 0.0 0.0 0.0 0.3 Office 0.1 0.0 0.1 0.0 0.1 0.3 Commercial 0.1 0.0 0.1 0.0 0.0 0.2 TOTAL $1.8 $0.4 $1.0 $0.4 $0.4 $4.0 June 30, 2008 period-end $ in billions Geography reflects location of property Appendix

44 Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Residential: Land Carry $0.4 $0.2 $0.1 $0.1 $0.0 $0.8 Single Family 0.0 0.0 0.0 0.0 0.0 0.0 Subtotal $0.4 $0.2 $0.1 $0.1 $0.0 $0.8 Other CRE: Multi-family 0.0 0.1 0.0 0.1 0.0 0.2 Office 0.1 0.1 0.0 0.0 -- 0.2 Retail 0.1 0.0 0.0 0.0 0.1 0.2 Commercial 0.1 0.0 0.0 -- 0.0 0.1 Multi-use 0.0 0.0 0.0 -- 0.1 0.1 TOTAL $0.7 $0.4 $0.1 $0.2 $0.2 $1.6 June 30, 2008 period-end $ in billions Geography reflects location of property Appendix

45 Land Development 11% Land Carry 17% Single Family 72% Other Regions 16% San Bernardino 4% Los Angeles 12% Sacramento Valley 14% San Diego 19% Riverside 9% San Joaquin Valley 9% Arizona 7% Nevada 6% Ventura 4% Western Market Local Residential Real Estate Developer Portfolio June 30, 2008 Loan Outstandings: $0.7 billion By Project Type By Region* June 30, 2008 period-end balances; includes California, Arizona and Nevada * Region reflects project location Credit

46 Second Quarter 2008 Growing Noninterest Deposits Total deposits of $43.8 billion Average noninterest-bearing deposits* grew 4% Average deposits grew in: • Commercial Real Estate • Small Business Banking • Middle Market Average core deposits* grew 3% in Texas $ in billions *Excludes Finance/Institutional CDs, and Financial Services Division balances; 2Q08 vs 1Q08 annualized $0 $10 $20 $30 $40 2Q07 3Q07 4Q07 1Q08 2Q08 Noninterest-bearing Customer CDs / Foreign Office Time Savings Deposits Money Market & NOW Average Core Deposits* Appendix

47 Line of Business Deposits 2Q08 1Q08 Q – Q% Change 2Q07 Y – Y% Change Middle Market $4.3 $4.3 0% $4.0 7% Commercial Real Estate 0.9 0.9 5% 1.0 -7% Global Corporate Banking 3.7 3.7 0% 3.3 10% National Dealer Services 0.1 0.1 -2% 0.1 -6% Specialty Businesses1 > Excluding FSD 6.4 3.6 6.9 3.9 -8% -9% 8.0 3.5 -20% 5% SUBTOTAL – BUSINESS BANK >Excluding FSD $15.4 $12.6 $15.9 $12.9 -3% -2% $16.4 $11.9 -6% 5% Small Business Banking 3.9 3.9 0% 3.9 0% Personal Banking 13.1 13.3 -1% 13.3 -1% SUBTOTAL – RETAIL BANK $17.0 $17.2 -1% $17.2 -1% Private Banking 2.5 2.6 -5% 2.3 9% SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $2.5 $2.6 -5% $2.3 9% Finance/Other2 8.9 8.4 N/M 5.8 N/M TOTAL > EXCLUDING FSD $43.8 $41.0 $44.1 $41.1 -1% 0% $41.7 $37.2 5% 10% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CDs: 2Q08 - $7.7B; 1Q08 - $7.3B; 2Q07 - $5.5B Appendix

48 Second Quarter 2008 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.2 $0.2 $0.0 $0.1 $-- $4.3 Commercial Real Estate 0.1 0.2 0.1 0.1 0.4 -- 0.9 Global Corporate Banking 1.8 0.5 0.3 0.0 0.3 0.8 3.7 National Dealer Services 0.0 0.1 0.0 0.0 0.0 -- 0.1 Specialty Businesses1 0.1 5.1 0.6 0.0 0.6 -- 6.4 SUBTOTAL – BUSINESS BANK $2.8 $9.1 $1.2 $0.1 $1.4 $0.8 $15.4 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.6 0.9 1.6 -- -- -- 13.1 SUBTOTAL – RETAIL BANK $12.5 $1.9 $2.6 $-- $-- $-- $17.0 Private Banking 0.7 1.3 0.3 0.2 0.0 -- 2.5 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.2 $0.0 $-- $2.5 Finance/Other2 8.9 -- -- -- -- -- 8.9 TOTAL $24.9 $12.3 $4.1 $0.3 $1.4 $0.8 $43.8 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $7.7B in Institutional CDs; included in Finance Division segment Appendix

49 Financial Services Division Data 2Q08 1Q08 2Q07 Average Balance Sheet Noninterest-bearing $1.8 $1.9 $3.3 Interest-bearing 1.0 1.1 1.2 Total Deposits $2.8 $3.0 $4.5 Total Loans $0.5 $0.8 $1.6 Noninterest Expenses Customer Services $3 $6 $11 Average Rates FSD Loans (Primarily Low-rate) 1.42% 1.12% 0.52% FSD Interest-bearing Deposits 1.81% 2.77% 3.88% Balance Sheet data in $billions; Noninterest Expense data in $millions Appendix

50 Plan to open about 29 new banking centers in 2008, all in high growth markets Location of New Banking Centers 2005 2006 2007 6/08 Full Year 2008 Total 6/08 California 8 12 13 3 14 85 Arizona 2 2 3 1 4 9 Texas 7 7 12 1 10 79 Florida 0 3 0 0 1 9 Michigan 1 1 2 0 0 234 Total 18 25 30 5 29 416 Investing to Accelerate Growth and Balance: Banking Center Expansion Appendix

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